UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): September 21, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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


Item No. 8.01   Press release dated 21 September, 2004 - Holding(s) in Company


The company has received the following announcement:

                                                                        HBOS plc
                                                                       The Mound
                                                                       Edinburgh
                                                                         EH1 1YZ


                                                               20 September 2004


Marconi Corporation Plc
34 Grosvenor Square
London
W1K 2HD


For the attention of the Company Secretary

Dear Sirs

Companies Act 1985 (as amended) (the "Act")

Section 198 disclosure by HBOS plc on its own behalf and on behalf of those its subsidiaries which hold a material interest in Ordinary 25p shares comprising part of the relevant share capital of Marconi Corporation plc ("the Company")

Pursuant to Section 198 of the Act, we hereby give the Company notice that we had a material interest (for the purposes of Section 208 and 209 of the Act), in the following shares comprising part of the relevant share capital (as defined in the section 198 of the Act) of the Company immediately after such time as our obligation to make this notification arose:



Registered Holder                              Fund   Number of Shares  Percentage Holding
                                                           Held
HSDL                                                      15                 0.000%
Nortrust Nominees Limited a/c HXCM             HPFO       12,396             0.006%
Nortrust Nominees Ltd                          HXPEN      14,682             0.007%
Nortrust Nominees Ltd                          HPBA       15,608             0.008%
State Street Nominees a/c 2GEH                 2GEH       31,869             0.016%
State Street Nominees a/c 2GDX                 2GDX       43,042             0.021%
State Street Nominees a/c 2GEY                 2GEY       100,000            0.049%
State Street Nominees a/c 2GFG                 2GFG       101,923            0.050%
State Street Nominees a/c 2GEU                 2GEU       144,650            0.071%
Nortrust Nominees Limited a/c HXCM             HLFO       194,368            0.095%
Nortrust Nominees Ltd                          HLBA       216,884            0.106%
Nortrust Nominees Ltd                          HXLFE      222,433            0.109%
State Street Nominees Limited a/c 2GEG         2GEG       370,000            0.181%
State Street Nominees a/c 2GDB                 2GDB       386,650            0.189%
Chase Nominees a/c CMIG                        1105       419,613            0.205%
State Street Nominees a/c 2GDW                 2GDW       440,000            0.215%
State Street Nominees a/c 2GDA                 2GDA       489,240            0.239%
State Street Nominees a/c 2GFB                 2GFB       680,487            0.332%
State Street Nominees a/c 2GDS                 2GDS       1,066,448          0.521%
Chase Nominees a/c CMIG                        2304       1,148,181          0.561%
Chase Nominees Ltd                             WP         1,950,000          0.952%
Chase Nominees a/c CMIG                        2314       2,203,530          1.076%

Aggregate (material) holding of HBOS Group                10,252,019         5.006%



Please let us know if you require any further information. In the event of a query regarding the above please contact me on 0131 243 8671.


Yours faithfully


Kenny Melville
Company Secretarial Manager
For and on behalf of
HBOS plc

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: September 21, 2004